                                                                    Exhibit 99.9











              INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES


                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

                                TABLE OF CONTENTS




                                                                                           PAGE
                                                                                           ----
    Notes to unaudited pro forma combined condensed financial statements                     3
    Unaudited pro forma combined condensed statement of operations for the year
     ended December 31, 2001                                                                 4
    Notes to unaudited pro forma combined condensed statement of operations for
     the year ended December 31, 2001                                                        5
    Unaudited pro forma combined condensed balance sheet as of December 31, 2001             6
    Notes to unaudited pro forma combined condensed balance sheet as of
     December 31, 2001                                                                       7

              INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


     On December 20, 2001, Inverness Medical Innovations, Inc. ("Innovations") acquired the Unipath Division of Unilever Plc ("Unipath"). The aggregate purchase price of Unipath was approximately $158,135,000, which consisted of $149,807,000 in cash, $1,289,000 in costs to exit certain activities of Unipath, primarily severance costs, $3,685,000 representing the assumption of the portion of Unilever Plc's unfunded pension liability for the benefit of Unipath employees and $3,354,000 in direct acquisition costs. On March 19, 2002, Innovations acquired IVC Industries, Inc. ("IVC"). The aggregate purchase price of IVC was approximately $27,254,000, which consisted of $5,619,000 in cash, fully-vested options to purchase an aggregate of 115,744 shares of Innovations' common stock with an aggregate fair value of $1,299,000, approximately $1,613,000 in estimated costs to exit certain activities of IVC, primarily severance costs, $17,359,000 in assumed debt and approximately $1,364,000 in estimated direct acquisition costs. The acquisitions are accounted for as purchases. Accordingly, the operating results of Unipath and IVC are included in Innovations' financial results from the respective date of acquisitions. The allocation of the Unipath purchase price to the fair value of the assets acquired was based upon the results of an independent appraisal of the fair value of the assets of Unipath. The allocation of the IVC purchase price to the fair value of the assets acquired was based upon the tentative results of an independent appraisal of the fair value of the assets of IVC. The unaudited pro forma combined condensed financial statements combine (i) the historical consolidated balance sheet of Innovations, which includes the balance sheet of Unipath, and IVC as of December 31, 2001 as if the IVC acquisition was consummated on December 31, 2001 and (ii) the historical statements of operations for the year ended December 31, 2001 as if the acquisitions were consummated on January 1, 2001. The pro forma information is not necessarily indicative of either the results which would have actually been reported if the acquisitions of Unipath and IVC occurred on January 1, 2001 or results which may be reported in the future.


                                   INVERNESS MEDICAL INNOVATIONS, INC AND SUBSIDIARIES
                             UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                                          FOR THE YEAR ENDED DECEMBER 31, 2001
                                                      (UNAUDITED)


                             HISTORICAL                  PRO FORMA                  HISTORICAL                 PRO FORMA
                      -------------------------   -----------------------------   ------------       -----------------------------
                                                      UNIPATH                                             IVC           COMBINED
                      INNOVATIONS(1)  UNIPATH(1)    ADJUSTMENTS        SUBTOTAL          IVC           ADJUSTMENTS      COMPANY
                      -------------- ------------   ------------     -------------   -------------   ---------------  ------------

Net product sales     $ 49,384,795   $ 90,900,728   $       -        $140,285,523     $ 61,605,173(8) $       -       $201,890,696
License revenue                -       10,928,180           -          10,928,180              -              -         10,928,180
                      ------------   ------------   -----------      -------------    ------------    -----------     ------------
Net revenue             49,384,795    101,828,908           -         151,213,703       61,605,173            -        212,818,876
Cost of sales           25,821,331     31,378,453           -          57,199,784       54,698,709            -        111,898,493
                      ------------   ------------   -----------      -------------    ------------    -----------     ------------
 Gross profit           23,563,464     70,450,455           -          94,013,919        6,906,464            -        100,920,383

Operating
 expenses:

 Purchased
  in-process
  research and
  development            6,980,221           -       (6,980,221)(2)           -                -              -                -
 Research and
  development            1,809,508     10,255,464          -           12,064,972              -              -         12,064,972
 Selling and
  marketing             10,975,572     35,602,155          -           46,577,727        8,018,880            -         54,596,607
 General and
  administrative        11,814,342     16,641,246     2,815,884 (3)    31,784,657        4,966,648            -         36,751,305
                                                        211,000 (4)
                                                        302,185 (5)
 Stock-based
  compensation          10,440,588            -             -          10,440,588              -              -         10,440,588
                      ------------   ------------   -----------      ------------     ------------    -----------     ------------
 Total
  operating
  expenses              42,020,231     62,498,865    (3,651,152)      100,867,944       12,985,528            -        113,853,472

Operating (loss)
 income                (18,456,767)     7,951,590     3,651,152        (6,854,025)      (6,079,064)           -        (12,933,089)

Interest expense,
 including
 amortization of
 original issue
 discount and
 beneficial
 conversion feature     (1,855,353)      (120,689)   (7,003,903)(6)    (8,979,945)      (2,498,217)      233,708(9)    (11,244,454)

Interest income and
 other (expense)
 income, net            (2,015,723)       247,275           -          (1,768,448)       4,523,093             -         2,754,645
                      ------------   ------------   -----------      ------------     ------------    -----------     ------------
 (Loss) income
  from
  continuing
  operations
  before income
  taxes                (22,327,843)     8,078,176    (3,352,751)      (17,602,418)      (4,054,188)      233,708       (21,422,898)
Income tax
 provision
 (benefit)               2,134,359      4,898,373           -           7,032,732       (1,331,564)           -          5,701,168
                      ------------   ------------   -----------      ------------     ------------    -----------     ------------
 (Loss) income
  from continuing
  operations           (24,462,202)     3,179,803    (3,352,751)      (24,635,150)      (2,722,624)       233,708      (27,124,066)



Income from
 discontinued
 operations, net
  of taxes                  57,895            -             -              57,895              -              -             57,895
                      ------------   ------------   -----------      ------------     ------------    -----------     ------------
 (Loss) income before
  extraordinary
  item                (24,404,307)      3,179,803    (3,352,751)      (24,577,255)      (2,722,624)       233,708      (27,066,171)
Extraordinary loss
 on early
 extinguishment
 of debt                 (326,580)           -              -            (326,580)             -              -           (326,580)
                      ------------   ------------   -----------      ------------     ------------    -----------     ------------

Net (loss) income     $(24,730,887)  $  3,179,803   $(3,352,751)     $(24,903,835)    $ (2,722,624)   $   233,708    $ (27,392,751)
                      =============  ============   ============     ============     ============    ===========    =============

Loss per common
 share - basic
 and diluted:

 (Loss) income
 from continuting
 operations           $      (3.84)  $      10.49                    $     (3.87)     $      (1.27)                  $       (4.26)
                      ============   ============                    ===========      ============                   =============
   Net loss           $      (3.88)  $      10.49                    $     (3.91)     $      (1.27)                  $       (4.30)
                      ============   ============                    ===========      ============                   =============

Weighted average
 shares - basic
 and diluted              6,368,000       303,000       (303,000)(7)    6,368,000        2,137,000     (2,137,000)(7)    6,368,000
                      =============  ============   ============     ============     ============    ===========    =============

              INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES
     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)

The accompanying unaudited pro forma condensed statement of operations has been prepared by combining the historical results of Innovations, Unipath and IVC for the year ended December 31, 2001 and reflects the following pro forma adjustments:

(1) The historical statement of operations of Innovations includes Unipath's operating results since the acquisition date of December 20, 2001. The historical statement of operations of Unipath represents Unipath's operating results for the period from January 1, 2001 through December 19, 2001.

(2) Represents the reversal of the nonrecurring charge to operations for the fair value of an in-process research and development project in accordance with Securities and Exchange Commission regulations.

(3) Reflects the amortization expense on acquired intangible assets based on their estimated useful lives ranging from 7 to 13 years. No amortization was recorded on acquired goodwill and other intangible assets with indefinite lives in accordance with Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS.

(4) Represents additional rent expense recorded, on a straight-line basis, due to remeasurement of the acquired lease in accordance with Financial Accounting Standards Board Interpretation No. 21, ACCOUNTING FOR LEASES IN A BUSINESS COMBINATION.

(5) Represents amortization of deferred financing costs associated with the financing obtained for the acquisition.

(6) Represents interest expense, associated with the financing of the acquisition, including amortization of original issue discount and beneficial conversion feature.

(7)  Represents the elimination of the common shares of the acquired entities.

(8) IVC's historical net product sales of $61.6 million for 2001 includes a reclassification of certain sales incentive expenditure in the amount of approximately $7.8 million from selling and marketing expenses to net product sales to conform to Innovations' early adoption of Emerging Issues Task Force Issue No. 01-09, ACCOUNTING FOR CONSIDERATION GIVEN BY A VENDOR TO A CUSTOMER (INCLUDING A RESELLER OF THE VENDOR'S PRODUCT).

(9) Represents adjustment to interest expense as a result of an amendment to the IVC credit facility and a prepayment of $1.5 million upon the acquisition.


                            INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES
                            UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                          AS OF DECEMBER 31, 2001
                                               (UNAUDITED)


                                                                  HISTORICAL                              PRO FORMA
                                                        -----------------------------       ----------------------------------
                                                                                                IVC              COMBINED
                                                         INNOVATIONS(1)       IVC              ADJUSTMENTS          COMPANY
                                                        ----------------  -----------       ----------------      ------------
ASSETS

CURRENT ASSETS:
 Cash and cash equivalents                              $ 52,023,531      $   790,960       $ (5,619,493)(2)      $ 45,694,998
                                                                                              (1,500,000)(3)
   Accounts receivable                                    21,661,185       10,198,375                -              31,859,560
   Inventories                                            14,781,990       12,844,927                -              27,626,917
   Deferred income taxes                                   1,466,786        3,831,825         (3,831,825)(4)         1,466,786
   Prepaid expenses and other current assets               4,938,373        1,365,032                -               6,303,405
                                                        ------------      -----------       ------------          ------------
   Total current assets                                   94,871,865       29,031,119        (10,951,318)          112,951,666

PROPERTY, PLANT AND EQUIPMENT, NET                        20,526,228       17,004,556          1,843,061 (5)        39,373,845
GOODWILL, TRADEMARKS AND OTHER INTANGIBLE
 ASSETS, NET                                             160,765,613           64,617                -             160,830,230

DEFERRED FINANCING COSTS AND OTHER ASSETS, NET             2,407,134        1,024,671            (77,767)(6)         3,354,038
                                                        ------------      -----------       ------------          ------------
                                                        $278,570,840      $47,124,963       $ (9,186,024)         $316,509,779
                                                        ============      ===========       ============          ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt                     $ 20,819,383      $ 2,345,589       $ (1,500,000)(3)      $ 21,664,972
  Accounts payable                                        10,264,023        8,815,249                -              19,079,272
  Accrued expenses and other current liabilities          42,766,464        4,100,732          3,152,170 (7)        50,019,366
  Current portion of capital lease obligation                    -            294,006                -                 294,006
  Current portion of deferred gain on building
   sale                                                          -            119,112           (119,112)(8)               -
                                                        ------------      -----------       ------------          ------------
   Total current liabilities                              73,849,870       15,674,688          1,533,058            91,057,616

LONG-TERM LIABILITIES:
  Deferred tax liability                                   2,044,019              -                  -               2,044,019
  Other long-term liabilities                              3,863,550              -                  -               3,863,550
  Capital lease obligation, net of current portion               -          2,497,387                -               2,497,387
  Deferred gain on building sale, net of current
   portion                                                       -            724,611           (724,611)(8)               -
  Long-term debt, net of current portion                  57,304,834       16,935,132               -               74,239,966
                                                        ------------      -----------       ------------          ------------
   Total long-term liabilities                            63,212,403       20,157,130           (724,611)           82,644,922
                                                        ------------      -----------       ------------          ------------

REDEEMABLE CONVERTIBLE PREFERRED STOCK                    51,894,435              -                  -              51,894,435
                                                        ------------      -----------       ------------          ------------
STOCKHOLDERS' EQUITY:
 Common stock                                                  8,682          179,819           (179,819)(9)             8,682
 Additional paid-in capital                              147,410,812       11,699,262        (11,699,262)(9)       148,709,486
                                                                                               1,298,674 (10)
 Notes receivable from stockholders                      (14,691,097)             -                  -             (14,691,097)
 Deferred compensation                                   (10,144,937)             -                  -             (10,144,937)
 Accumulated deficit                                     (34,636,572)        (189,977)           189,977 (9)       (34,636,572)
 Accumulated other comprehensive income (loss)             1,667,244         (395,959)           395,959 (9)         1,667,244
                                                        ------------      -----------       ------------          ------------
  Total stockholders' equity                              89,614,132       11,293,145         (9,994,471)           90,912,806
                                                        ------------      -----------       ------------          ------------

  Total liabilities and stockholders' equity            $278,570,840      $47,124,963       $ (9,186,024)         $316,509,779
                                                        ============      ===========       ============          ============

              INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES
               NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET

                             AS OF DECEMBER 31, 2001
                                   (UNAUDITED)


The accompanying unaudited pro forma condensed balance sheet has been prepared by combining the historical balance sheet of Innovations, which includes Unipath, and IVC as of December 31, 2001 and reflects the following pro forma adjustments:

(1) The historical balance sheet of Innovations as of December 31, 2001 includes the balance sheet of Unipath.

(2)  Represents cash paid to IVC stockholders at $2.50 per IVC common share.

(3) Represents a prepayment of a portion of IVC's debt required as part of the acquisition.

(4) Represents the write-off of the deferred tax assets of IVC that are deemed to have no future benefits to the combined company as a result of the acquisition.

(5) Represents the write-up of property and plant to fair market value in accordance with purchase accounting.

(6) Represents deferred financing costs (approximately $175,000) associated with an amendment to IVC's financing arrangement as a result of the acquisition, less a write-off of IVC's existing unamortized deferred financing costs (approximately $253,000) in connection with such amendment.

(7) Represents accruals for the deferred financing costs (approximately $175,000), as discussed above, estimated costs (approximately $1,613,000) to exit certain of IVC's activities, primarily severance costs, and direct acquisition costs (approximately $1,364,000).

(8) Represents the write-off of IVC's deferred gain on sale of building in a sale-leaseback transaction as a result of purchase accounting.

(9)  Represents the elimination of the IVC equity accounts.

(10) Represents the fair value of fully-vested stock options issued and assumed in connection with the acquisition of IVC.